UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2024 (April 23, 2024)
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SENTI BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2024, Deborah Knobelman, Ph.D., the Chief Financial Officer, Treasurer and Head of Corporate Development of Senti Biosciences Inc. (“the Company”) and its principal financial officer and principal accounting officer, notified the Company of her decision to resign from her employment with the Company, effective May 3, 2024. Dr. Knobelman’s resignation was not as a result of any disagreements between Dr. Knobelman and the Company on any matter related to the operations, policies, or practices of the Company. On April 24, 2024, the Company entered into a consulting agreement with Dr. Knobelman (the “Knobelman Consulting Agreement”), effective May 4, 2024, pursuant to which Dr. Knobelman will serve as a consultant and will cooperate with the Company’s executive management and other functional teams on an orderly transition of the responsibilities of the principal financial officer, principal accounting officer, chief financial officer, treasurer and head of corporate development of the Company. Pursuant to the Knobelman Consulting Agreement, Dr. Knobelman will be paid an aggregate maximum payment of $60,000.

The Company has initiated a search to identify an interim chief financial officer and treasurer.

The foregoing description of the Knobelman Consulting Agreement does not purport to be complete descriptions of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of Knobelman Consulting Agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the Company’s search to identify a new chief financial officer and treasurer. The risks and uncertainties relating to the Company and the search to identify a new chief financial officer and treasurer. Include general market conditions, as well as other risks detailed from time to time in the Company’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2023. These documents contain important factors that could cause actual results to differ from current expectations and from the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	April 26, 2024	By:	/s/ Timothy Lu, M.D., Ph.D.
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer and President